Exhibit 99.1

Caesars Entertainment, Inc. Announces Pricing of Offering of Senior Notes

LAS VEGAS and RENO, Nev. (October 2, 2024) – Caesars Entertainment, Inc. (NASDAQ: CZR) (the “Company”) today announced the pricing of its previously announced offering of Senior Notes due 2032 (the “Notes”) at an interest rate of 6.000% per annum and an issue price equal to 100% of the principal amount of the Notes. The offering is expected to close on or about October 17, 2024, subject to customary closing conditions. The Notes were offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States under Regulation S of the Securities Act. The aggregate principal amount of the Notes to be issued in the offering was increased to $1,100.0 million from the previously announced $1,000.0 million.

The Company intends to use the proceeds of the offering of the Notes (a) to tender, redeem, or repurchase (the “2027 Notes Redemption”) a portion of the Company’s existing 8.125% Senior Notes due 2027, together with all accrued interest, fees and premiums thereon and (b) to pay fees and expenses in connection with the offering of the Notes and the 2027 Notes Redemption.

The Notes were offered to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act and to persons outside the United States under Regulation S of the Securities Act. The Notes will not be registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-looking Statements

This announcement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our strategies, objectives and plans for future development or acquisitions of properties or operations, as well as expectations, future operating results, trends and other information that is not historical information. When used in this report, the terms or phrases such as “anticipates,” “believes,” “projects,” “plans,” “intends,” “expects,” “might,” “may,” “estimates,” “could,” “should,” “would,” “will likely continue,” and variations of such words or similar expressions are intended to identify forward-looking statements. Specifically, forward-looking statements may include, among others, statements concerning the offering, or the expected use of proceeds thereof. Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the future results and business of the Company (“we,” “us,” “our” or other similar terms).

Any forward-looking statements are based upon underlying assumptions, including any assumptions mentioned with the specific statements, as of the date such statements were made. Such assumptions are in turn based upon internal estimates and analyses of market conditions and trends, management plans and strategies, economic conditions and other factors. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, and are subject to change. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend upon future circumstances that may not occur. Actual results and trends may differ materially from any future results, trends, performance or achievements expressed or implied by such statements. Forward-looking statements speak only as of the date they are made, and we assume no duty to update forward-looking statements. Forward-looking statements should not be regarded as a representation by us or any other person that the forward-looking statements will be achieved. Undue reliance should not be placed on any forward-looking statements. Some of the contingencies and uncertainties to which any forward-looking statement contained herein are subject include, but are not limited to, the following: (a) the impact of economic trends, inflation, public health emergencies, terrorist attacks and other acts of war or hostility, work stoppages and other labor problems, and other economic and market conditions, including reductions in discretionary consumer spending as a result of downturns in the economy and other factors outside our control, on our business, financial results and liquidity; (b) the impact of future cybersecurity breaches on our business, financial conditions and results of operations; (c) our ability to successfully operate our digital betting and iGaming platform and expand its user base; (d) risks associated with our leverage and our ability to reduce our leverage; (e) the effects of competition, including new competition in certain of our markets, on our business and results of operations; and (f) additional factors discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission.

In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur. These forward-looking statements speak only as of the date of this press release, even if subsequently made available on our website or otherwise, and we do not intend to update publicly any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made, except as may be required by law.